Prospectus supplement dated March 3, 2017
to the following prospectus(es):
Nationwide Destination Architect 2.0 prospectus dated May 1, 2016 as amended on February 10, 2017
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following sections of the prospectus have been updated to include disclosure clarifying that for contracts issued in the State of New York, the Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time of application:
•	the 7% Nationwide Lifetime Income Rider and Joint Option for the 7% Nationwide Lifetime Income Rider subsections of the Synopsis of the Contract section; and
•	the 7% Nationwide Lifetime Income Rider and Joint Option for the 7% Nationwide Lifetime Income Rider subsections of the Optional Contract Benefits, Charges and Deductions section.
PRO-0056-12